Financial Instruments	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Financial Instruments
Financial Instruments

a)	Fair value measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

Cash and cash equivalents and restricted cash - The fair values of the Partnership’s cash and cash equivalents and restricted cash approximate their carrying amounts reported in the accompanying consolidated balance sheets.
Contingent consideration liability

In August 2014, the Partnership acquired 100% of the outstanding shares of Logitel Offshore Holding AS (or Logitel), a Norway-based company focused on high-end UMS, from Cefront Technology AS (or Cefront) for $4.0 million. The Partnership paid the purchase price in cash at closing, plus a commitment to pay an additional amount of up to $27.6 million, depending on certain performance criteria. For a description of the performance criteria, please refer to the Partnership's Annual Report on Form 20-F for the year ended December 31, 2015.

The Arendal Spirit UMS was delivered to the Partnership on February 16, 2015. During the second quarter of 2016, the Partnership canceled the UMS construction contracts for its two remaining UMS newbuildings. This was expected to eliminate any future purchase price contingent consideration payments. Consequently, the contingent liability associated with the UMS newbuildings was reversed in the second quarter of 2016. The gain associated with this reversal is included in Other (expense) income - net on the Partnership's consolidated statement of income for the year ended December 31, 2016. In September 2017, CeFront and subsidiaries of the Partnership entered into a settlement agreement relating to this contingent liability (see note 14b).

Changes in the estimated fair value of the Partnership’s contingent consideration liability relating to the acquisition of Logitel, which is measured at fair value on a recurring basis using significant unobservable inputs (Level 3), during the years ended December 31, 2018, 2017 and 2016, are as follows:

	Year Ended December 31, 2018 $	Year Ended December 31, 2017 $	Year Ended December 31, 2016 $
Balance at beginning of period	—	—	(14,830)
Acquisition of Logitel	—	—	—
Settlement of liability	—	—	—
Gain included in Other income (expense) - net	—	—	14,830
Balance at end of period	—	—	—

Derivative instruments – The fair value of the Partnership’s derivative instruments is the estimated amount that the Partnership would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates and the current credit worthiness of both the Partnership and the derivative counterparties. The estimated amount is the present value of future cash flows. The Partnership transacts all of its derivative instruments through investment-grade rated financial institutions at the time of the transaction. The Partnership’s interest rate swap agreements and foreign currency forward contracts require no collateral from these institutions; however, collateral is required by these institutions on some of the Partnership’s cross currency swap agreements and as at December 31, 2018 the Partnership had pledged $1.2 million of cash as collateral (2017 - $4.1 million), which has been recorded as restricted cash on the Partnership's consolidated balance sheets.

Long-term debt – The fair value of the Partnership’s fixed-rate and variable-rate long-term debt is either based on quoted market prices or estimated using discounted cash flow analysis based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Partnership.

The Partnership categorizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1.Observable inputs such as quoted prices in active markets;
Level 2.Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3.Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the Partnership’s financial instruments that are not accounted for at fair value on a recurring basis:

		December 31, 2018		December 31, 2017
	Fair Value Hierarchy Level	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $
Recurring:
Cash and cash equivalents and restricted cash	Level 1	233,580	233,580	250,294	250,294
Derivatives instruments (note 12)
Interest rate swap agreements	Level 2	(107,074)	(107,074)	(168,247)	(168,247)
Cross currency swap agreement	Level 2	(4,538)	(4,538)	(44,006)	(44,006)
Foreign currency forward contracts	Level 2	(4,650)	(4,650)	(357)	(357)

Other:
Long-term debt - public (note 8)	Level 1	(1,027,696)	(977,917)	(666,427)	(671,635)
Long-term debt - non-public (note 8)	Level 2	(2,070,046)	(2,082,316)	(2,457,301)	(2,475,946)
Due to affiliates - current (note 11h)	Level 2	(125,000)	(123,025)	—	—
Due to affiliates - long term (note 11f)	Level 2	—	—	(163,037)	(210,089)

b)	Financing receivables
The following table contains a summary of the Partnership’s financing receivables by type of borrower and the method by which the Partnership monitors the credit quality of its financing receivables on a quarterly basis:

	Credit Quality Indicator	Grade	Year Ended December 31, 2018 $	Year Ended December 31, 2017 $
Direct financing leases	Payment activity	Performing	4,793	17,207